                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-2

                             THE TAIWAN FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             THE TAIWAN FUND, INC.

                225 FRANKLIN STREET, BOSTON, MASSACHUSETTS 02110
                    FOR QUESTIONS ABOUT THE PROXY STATEMENT,
                           PLEASE CALL 1-800-848-9831

                                                                January 10, 2000

Dear Stockholder:

     Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held on Monday, February 28, 2000.

     The matters on which you, as a stockholder of the Fund, are being asked to vote are election of the Fund's Directors and ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants. After reviewing each matter carefully, the Board of Directors recommends that you vote FOR each of the proposals.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE COSTS PAID BY ALL STOCKHOLDERS.

     Thank you very much for your assistance.

                                                      Sincerely,

                                                      Benny T. Hu
                                                      President

                             THE TAIWAN FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 28, 2000

To the Stockholders of THE TAIWAN FUND, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the "Fund") will be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Monday, February 28, 2000 at 11:00 A.M., New York time, for the following purposes:

          (1) To elect eight directors to serve for the ensuing year.

          (2) To ratify or reject the selection of PricewaterhouseCoopers LLP, as independent public accountants of the Fund for its fiscal year ending August 31, 2000.

          (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on January 3, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

     You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                          By order of the Board of Directors

                                          HAICHI VICKI HAU
                                          Secretary
January 10, 2000

                                PROXY STATEMENT
                             THE TAIWAN FUND, INC.
                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE TAIWAN FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Monday, February 28, 2000 at 11:00 A.M., New York time, and at any adjournments thereof.

     The approximate date on which this Proxy Statement and the form of proxy will be mailed to stockholders is January 10, 2000. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund c/o the Fund's administrator, State Street Bank and Trust Company, at the Fund's address at 225 Franklin Street, Boston, Massachusetts 02110) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining the presence of a quorum.

     The Board of Directors has fixed the close of business on January 3, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 16,365,572 shares of common stock. To the knowledge of management of the Fund, no person owned beneficially more than 5% of the Fund's outstanding shares as of January 3, 2000.

     Management of the Fund knows of no business other than that mentioned in Proposals (1) and (2) of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED AUGUST 31, 1999 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE TAIWAN FUND, INC., 225 FRANKLIN STREET, BOSTON, MASSACHUSETTS 02110, ATTENTION: ANN CASEY, OR BY CALLING 1-800-636-9242.

                           (1) ELECTION OF DIRECTORS

     Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the eight nominees listed below as directors of the Fund to serve until the next Annual Meeting of Stockholders (expected to be held in February 2001), or until their successors are elected and qualified. If any such nominee should be unable to serve due to an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors, to replace any such nominee.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

     The following table sets forth certain information concerning each of the nominees as a director of the Fund. Each of the nominees is now a director of the Fund.

                                PRESENT OFFICE WITH THE FUND,                   SHARES
                                   PRINCIPAL OCCUPATION OR                   BENEFICIALLY
                                 EMPLOYMENT DURING PAST FIVE                    OWNED       PERCENT
NAME AND ADDRESS                  YEARS AND DIRECTORSHIPS IN      DIRECTOR    JANUARY 3,      OF
OF NOMINEE (AGE)                   PUBLICLY-HELD COMPANIES         SINCE       2000(1)       CLASS
----------------              ----------------------------------  --------   ------------   -------
Shao-Yu Wang (76)             Chairman of the Board of Trustees,    1986         None        --
Apt. 5H                        Soochow University (1987-pre-
No. 56 Tun Hwa South Road,     sent); Chairman of the Board of
Section 2nd                    Trustees, Min Chuan University,
Taipei, Taiwan, ROC            (1986-present); Chairman of the
                               Board of Trustees, Fu-Dan High
                               School (1986-present); Chair-
                               man, China American Petrochemi-
                               cal Co., Ltd. (1997-present);
                               Executive Director, China Ameri-
                               can Petrochemical Co., Ltd.
                               (1976-present).
*Benny T. Hu (51)             President of the Fund; President,     1993         None        --
 125 Nanking East Road         China Development Industrial Bank
 Section 5                     (1993-present); Chairman, China
 Taipei, Taiwan, ROC           Securities Investment Trust
                               Corporation (1992-1993); Presi-
                               dent, China Securities Investment
                               Trust Corporation (1985-1992);
                               Chairman, Far Eastern Air Trans-
                               port Corp. (1995-1998); Execu-
                               tive Director, Merrill Lynch
                               International, Inc. (1986-1990);
                               Executive Vice President,
                               International Investment Trust
                               Co., Ltd. (1983-1986); Director,
                               China Steel Corporation
                               (1993-present); Director, MITAC
                               International Corp.
                               (1993-present).
David Dean (74)               Senior Advisor of the                 1991          540        +
 8361 B. Greensboro Drive      Chiang-Ching- Kuo Foundation
 McLean, Virginia 22102        (1990-present); Director, The
                               American Institute in Taiwan
                               (1979-1989).

                                PRESENT OFFICE WITH THE FUND,                   SHARES
                                   PRINCIPAL OCCUPATION OR                   BENEFICIALLY
                                 EMPLOYMENT DURING PAST FIVE                    OWNED       PERCENT
NAME AND ADDRESS                  YEARS AND DIRECTORSHIPS IN      DIRECTOR    JANUARY 3,      OF
OF NOMINEE (AGE)                   PUBLICLY-HELD COMPANIES         SINCE       2000(1)       CLASS
----------------              ----------------------------------  --------   ------------   -------
Lawrence J. Lau (55)          Director, Stanford Institute for      1998         None        --
Stanford University            Economic Policy Research at
Landau Economics               Stanford University (1997-1999);
Building, Room 130             Kwoh- Ting Li Professor of
579 Serra Mall                 Economic Development, Stanford
Stanford, CA 94305-6015        University (1992-present);
                               Co-Director, Asia/Pacific
                               Research Center (1992-1996).
Joe O. Rogers (51)            Vice President, Business Develop-     1986        3,000        +
 2477 Foxwood Drive            ment, PlanetPortal.com (Septem-
 Chapel Hill, NC 27514         ber 1999-present); President,
                               Rogers International, Inc.
                               (1986-present); Director, The
                               China Fund, Inc. (1992-present);
                               Vice President, Business Develop-
                               ment, Thomson Consulting
                               (1998-1999); Partner, PHH Fan-
                               tus Consulting (1993-1996); Vice
                               President, PHH Asia Corporation
                               (1993-1996); Partner, Alcalde,
                               Rousselot & Fay (1992-1993);
                               President, Middendorf Rogers
                               Martin Group Inc. (1987-1989);
                               U.S. Executive Director, Asian
                               Development Bank (1984-1986); Ex-
                               ecutive Director, Republican
                               Conference, U.S. House of Repre-
                               sentatives (1981-1984).
Jack C. Tang (72)             Director, Pacific Rim Investments     1989         None        --
 Tristate Holdings Ltd         Ltd. (1991-present); Chairman
 6th Floor, Block B            Emeritus (1997-present) and
 Eastern Sea                   Chairman and Chief Executive Of-
 Industrial Building           ficer (1987-1997), Tristate Hold-
 48-56 Tai Lin Pai Road        ings Limited; Director,
 Kwai Chung N.T. Hong Kong     MidPacific Air Corporation
                               (1986-present); Chairman, South
                               Sea Development Co. Ltd.
                               (March-September 1992); Chairman
                               and Managing Director, South Sea
                               Textile Manufacturing Co., Ltd.
                               (1971-1992); Director, The Hong
                               Kong and Shanghai Banking
                               Corporation (1984-1991);
                               Chairman, Pacific Rim Investments
                               Ltd. (1989-1991).
*Gloria Wang (45)             Secretary and Treasurer of the        1998         None        --
 99 Tunhwa South Road,         Fund (1994-October 1998);
 Section 2                     Executive Vice President, China
 Taipei, Taiwan, ROC           Securities Investment Trust
                               Corporation (1996-present);
                               Senior Vice President, China
                               Securities Investment Trust
                               Corporation (1993-1995);
                               Assistant Vice President, China
                               Securities Investment Trust Cor-
                               poration (1988-1993).

                                PRESENT OFFICE WITH THE FUND,                   SHARES
                                   PRINCIPAL OCCUPATION OR                   BENEFICIALLY
                                 EMPLOYMENT DURING PAST FIVE                    OWNED       PERCENT
NAME AND ADDRESS                  YEARS AND DIRECTORSHIPS IN      DIRECTOR    JANUARY 3,      OF
OF NOMINEE (AGE)                   PUBLICLY-HELD COMPANIES         SINCE       2000(1)       CLASS
----------------              ----------------------------------  --------   ------------   -------
Lawrence F. Weber (66)        Independent Consultant (1993-pre-     1995         None        --
156 Ide Road                   sent); Director, East
Williamstown,                  Asia/Australia, UBS Asset
Massachusetts 01267            Management (N.Y.) (1991-1993);
                               Managing Director, Asia-Pacific,
                               Chase Investors Management (1983-
                               1991).

------------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees.
+   Less than 1% of the outstanding shares.
* Directors or nominees considered to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser. Mr. Hu is deemed to be an interested person because of his affiliation with China Development Industrial Bank, the principal shareholder of the Fund's investment adviser, China Securities Investment Trust Corporation (99 Tunhwa S. Road, Section 2, 24th Floor, Taipei, Taiwan ROC). Ms. Wang is deemed to be an interested person because of her affiliation with the Fund's investment adviser.

     The Fund's Board of Directors has an Executive Committee which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Messrs. Rogers and Wang.

     The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Dean, Lau, Rogers, Tang, Wang and Weber.

     The Board of Directors of the Fund held two regular meetings during the fiscal year ended August 31, 1999. In addition, the Audit Committee held four regular meetings during the fiscal year ended August 31, 1999. Mr. Hu attended fewer than 75% of the aggregate number of Board meetings.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements under Section 16(a) of the Exchange Act.

OFFICERS OF THE FUND

     Mr. Shao-Yu Wang (age 76), a director of the Fund, was elected Chairman of the Board of Directors of the Fund in October 1998.

     Mr. Benny T. Hu (age 51), a director of the Fund, has served as President of the Fund since 1986.

     Ms. Haichi Vicki Hau (age 37), Secretary and Treasurer of the Fund since October 1998, also serves as a Senior Analyst of the Adviser. Ms. Hau also served as an Analyst of the Adviser from 1991 to 1994.

     Both Mr. Hu and Ms. Hau are considered to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Fund and the Adviser.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

     The aggregate remuneration paid to directors not affiliated with the Adviser, including expenses relating to attendance at board meetings reimbursed by the Fund, was US$139,032 during the fiscal year ended August 31, 1999. The Fund currently pays each director that is not affiliated with the Adviser an annual fee of US$10,000 plus US$1,000 for each directors' meeting and committee meeting attended.

     The Adviser pays the compensation and certain expenses of Ms. Gloria Wang, a director of the Fund, and of Ms. Haichi Vicki Hau, an employee of the Adviser who serves as Secretary and Treasurer of the Fund. Ms. Wang and Ms. Hau may participate in the advisory fees paid by the Fund to the Adviser, although the Fund makes no direct payments to either of them.

     Mr. Lawrence J. Lau serves as a consultant to the Adviser and receives a monthly fee of approximately US$2,500 for his consulting services. Mr. Lau's status as a consultant to the Adviser does not render him an "interested person" of the Fund or the Adviser under the 1940 Act.

     The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 1999. The Adviser and its affiliates do not advise any other U.S. registered investment companies and therefore the Fund is not considered part of a Fund Complex.

                                                    AGGREGATE
                                                   COMPENSATION
NAME OF DIRECTOR                                   FROM FUND(1)
----------------                                   ------------
Shao-Yu Wang.....................................    $14,000
Benny T. Hu*.....................................         --
Michael Chen(2)..................................         --
David Dean.......................................    $17,000
Lawrence J. Lau..................................    $16,000
Joe O. Rogers....................................    $17,000
Jack C. Tang.....................................    $16,000
Lawrence Weber...................................    $17,000
Gloria Wang*.....................................         --

------------

(1) Includes all compensation paid to directors by the Fund. The Fund's directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.

(2) Mr. Chen resigned as a director of the Fund effective October 12, 1998. Mr. Chen who was affiliated with the Adviser and was therefore an "interested person" of the Fund, did not receive any compensation from the Fund for his service as a director.

 * Mr. Hu and Ms. Wang, who are affiliated with the Adviser and are therefore "interested persons" of the Fund, do not receive any compensation from the Fund for their service as directors.

REQUIRED VOTE

     The election of each director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of the directors. For this purpose, votes that are withheld and broker non-votes will have no effect on the outcome of the elections.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTORS.

                        (2) RATIFICATION OR REJECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     At a meeting held October 11, 1999, the Board of Directors of the Fund, including a majority of the directors who are not interested persons of the Fund, selected PricewaterhouseCoopers LLP to act as independent certified public accountants for the Fund for the fiscal year ending August 31, 2000. The Fund knows of no direct financial or material indirect financial interest of such firm in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

     The Fund's financial statements for the fiscal year ended August 31, 1999 were examined by PricewaterhouseCoopers LLP in connection with its audit services. PricewaterhouseCoopers LLP audited the financial statements included in the Fund's annual report for the fiscal year ended August 31, 1999 and reviewed the Fund's filings with the Commission.

REQUIRED VOTE

     The selection of independent certified public accountants is subject to the ratification or rejection of the stockholders of the Fund at the meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote for the selection of independent accountants. For this purpose, abstentions will have the effect of a vote against the selection of independent accountants. Broker non-votes will have no effect on the vote.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING AUGUST 31, 2000.

MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Adviser. The Fund has retained Shareholder Communications Corporation to assist in the proxy solicitation. The cost of their services is estimated at US$3,500, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or Shareholder Communications Corporation in person, by telephone, by facsimile, or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     No business other than as set forth herein is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS

     In order to submit a stockholder proposal to be considered for inclusion in the Fund's proxy statement for the Fund's 2001 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund Inc., 225 Franklin Street, Boston, Massachusetts 02110) not later than September 13, 2000. Any stockholder who desires to bring a proposal at the Fund's 2001 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc.), 225 Franklin Street, Boston, Massachusetts 02110, not before November 30, 2000 and not later than December 30, 2000.

                                          By order of the Board of Directors,

                                          Haichi Vicki Hau
                                          Secretary
225 Franklin Street
Boston, Massachusetts 02110
January 10, 2000

                                   PROXY CARD

                              THE TAIWAN FUND, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 28, 2000


         The undersigned hereby appoints Lawrence F. Weber, Haichi Vicki Hau and Laurence E. Cranch, and each of them, the proxies of the undersigned with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Monday, February 28, 2000 at 11:00 A.M., New York time, and at any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated January 10, 2000.


         UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS (1) and (2).


                    PLEASE VOTE, DATE AND SIGN ON OTHER SIDE
                   AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


HAS YOUR ADDRESS CHANGED?                           DO YOU HAVE ANY COMMENTS?


                               FRONT OF PROXY CARD

|X|      PLEASE MARK VOTES AS IN THIS EXAMPLE

1.       The election of directors:

                           For  |_|    Withhold  |_|    For All Except  |_|
         Nominees:
                           Shao-Yu Wang, Benny T. Hu, David Dean, Lawrence J. Lau, Joe O. Rogers, Jack C. Tang, Gloria Wang and Lawrence F. Weber

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.

2. Ratification of the selection of PricewaterhouseCoopers LLP as independent certified public accountants:

                           For  |_|    Against  |_|    Abstain  |_|

3. In their discretion on any other business which may properly come before the meeting or at any adjournments thereof.

         Mark box at right if an address change or comment |_| has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.         Date:

Stockholder sign here                               Co-owner sign here


RECORD DATE SHARES:

                                  BACK OF CARD